UNIT SUBSCRIPTION AGREEMENT

THIS UNIT SUBSCRIPTION AGREEMENT ("Agreement") is entered into by and between Positron Corporation, a Texas corporation ("Issuer"), and the subscriber set forth on the attached signature page (the "Subscriber"), as of the date this Agreement is ascribed to such terms in the Memorandum (defined below) unless otherwise defined herein.

R E C I T A L S:

WHEREAS, Issuer has informed Subscriber that it is allowing qualified investors to subscribe for units consisting of one share of its Series G Preferred Stock and a warrant exercisable for 50 shares of Issuer's Common Stock at a price of $5.50 per unit (the "Units"), pursuant to the terms of a Confidential Private Offering Memorandum (the "Memorandum");

WHEREAS, Subscriber desires to purchase the Units on the terms and conditions set forth herein;

WHEREAS, Subscriber's purchase of the Units is subject to Issuer's acceptance of such purchase, to be evidenced by countersigning the attached signature page.

NOW, THEREFORE, in consideration of the mutual covenants and agreements, the Issuer and Subscriber hereby agree as follows:

A G R E E M E N T:

1.    Subscription. Subject to the terms and conditions hereof, Subscriber hereby subscribes for __________ Units (the "Subscription Amount"). The full Subscription Amount shall be due upon Subscriber's submission to Issuer of this Agreement. Subscriber agrees to pay the Subscription Amount set forth above Subscriber's signature on this Agreement to the Issuer in accordance with the terms set forth in the Memorandum. Subscription for the Units is irrevocable and shall be made by delivery of this Agreement to the Issuer at the address noted in the Memorandum. All subscription documents will be returned to Subscriber if this Agreement is not accepted by the Issuer. Subscriber will have no rights with respect to the Units unless and until Subscriber's Agreement is accepted. Payment of the Subscription Amount shall be due upon acceptance of this Subscription. No personal checks will be accepted as payment of the Subscription Amount.

2.    Acceptance of Agreement. Issuer shall have the right to reject this Agreement (a) if it believes that Subscriber is not an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (b) if Subscriber is not a resident of a state in which the Issuer has determined that it will offer Units, (c) if Subscriber otherwise fails to meet the suitability standards for investment in the Units established by the Issuer, or (d) for any other reason in its sole and absolute discretion. Acceptance is evidenced only by execution and delivery by the Issuer of a countersigned copy of this Subscription Agreement. The closing of the purchase and sale of Units shall take effect upon Issuer's acceptance of this Agreement and receipt of payment for the Units (the "Closing").

3.    Promptly after the Closing, Issuer will deliver to Subscriber, pursuant to Subscriber's delivery instructions, certificates and warrant agreements representing the Units purchased by Subscriber from Issuer.

4.    Restriction on Transfer of Securities.

4.1.    Restrictions. Subscriber is aware that the Units have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2), Regulation D, and/or Regulation S thereof and that they must be held by Subscriber indefinitely, and Subscriber must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

4.2.    Legend. Except in the case of Units sold to Non-U.S. persons (see Section 6 below), each certificate and warrant agreement issued connection with the sale of Units will be endorsed with the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT."

4.3.    Stop Transfer Order. A stop transfer order shall be placed with the Issuer's transfer agent preventing transfer of any of the Units pending compliance with the conditions set forth in any such legend.

5.    Representations and Warranties by Issuer. Issuer represents and warrants to Subscriber that:

5.1.    Organization, Standing, Power. Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. Issuer has, or at the Closing will have, the requisite corporate power and authority to issue the Units, and to otherwise perform its obligations under this Agreement.

5.2.    Units. The Units and securities issuable upon conversion or exercise thereof, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

6.    Representations and Warranties of Subscriber. Subscriber represents and warrants that:

7.    Investment Intent. The Units being acquired hereunder are being purchased for Subscriber's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Subscriber understands that the Units have not been registered under the Securities Act or any applicable state laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws and that the reliance of Issuer and others upon this exemption is predicated in part upon this representation and warranty.

7.1.    Accredited Investor. The place in which Subscriber's principal office or residence is located is set forth in Subscriber's address noted in this Agreement. Subscriber qualifies as an "accredited investor" within the meaning of Rule 501 under the Securities Act. Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the investment to be made hereunder by Subscriber. Issuer believes it has received all the information it has requested from Issuer it considers necessary or appropriate for deciding whether to obtain the Units and has had the opportunity to discuss Issuer's business, management, and financial affairs with Issuer's management.

7.2.    Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of Subscriber, has been duly executed and delivered by Subscriber, and is a valid and binding agreement upon the part of Subscriber.

8.    Representations and Warranties for Subscribers who are Non-U.S. persons. Subscribers who are Non-U.S. persons hereby represent and warrant to Issuer as follows:

(a)    This Agreement is made by Issuer with such Subscriber who is a Non-U.S. person in reliance upon such Subscriber's representations, warranties and covenants made in this Section 6.

(b)    Subscriber has been advised and acknowledges that:

(i)    the Units and securities issuable upon conversion or exercise thereof have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii)    in issuing and selling the Units and securities issuable upon conversion or exercise thereof to Subscriber pursuant hereto, Issuer is relying upon the "safe harbor" provided by Regulation S and/or on Section 4(2) under the Securities Act;

(iii)    it is a condition to the availability of the Regulation S "safe harbor" that the Units and securities issuable upon conversion or exercise thereof not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the date of issuance to Subscriber; and

(iv)    notwithstanding the foregoing, prior to the expiration of one year after issuance to Subscriber (the "Restricted Period"), the Units and securities issuable

(v)    upon conversion or exercise thereof may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (a) if the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (b) the offer and sale is outside the United States and to other than a U.S. person.

(c)    As used herein, the term "United States" means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term "U.S. person" (as defined in Regulation S) means:

(i)    a natural person resident in the United States;

(ii)    any partnership or corporation organized or incorporated under the laws of the United States;

(iii)    any estate of which any executor or administrator is a U.S. person;

(iv)    any trust of which any trustee is a U.S. person;

(v)    any agency or branch of a foreign entity located in the United States;

(vi)    any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)    any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(d)    a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

As used herein, the term "Non-U.S. person" means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(e)    Subscriber agrees that with respect to the Units and securities issuable upon conversion or exercise thereof, and until the expiration of the Restricted Period:

(i)    Subscriber, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Units and securities issuable upon

(ii)    conversion or exercise thereof , or any beneficial interest therein in the United States or to or for the account of a U.S. person during the Restricted Period;

(iii)    Notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Units and securities issuable upon conversion or exercise thereof, may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (a) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (b) the offer and sale is outside the United States and to other than a U.S. person; and

(iv)    Subscriber shall not engage in hedging transactions with regard to the Units and securities issuable upon conversion or exercise thereof unless in compliance with the Securities Act.

(v)    The foregoing restrictions are binding upon subsequent transferees of the Units and securities issuable upon conversion or exercise thereof, except for transferees pursuant to an effective registration statement. Subscriber agrees that after the Restricted Period, the Units and securities issuable upon conversion or exercise thereof may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(f)    Subscriber has not engaged, nor is it aware that any party has engaged, and Subscriber will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Units and securities issuable upon conversion or exercise thereof.

(g)    Subscriber: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not an Subscriber and is not acquiring the Units and securities issuable upon conversion or exercise thereof for the account or benefit of any U.S. person; and (iii) at the time of the Closing, the Subscriber or persons acting on Subscriber's behalf in connection therewith will be located outside the United States.

(h)    At the time of offering to the Subscriber and communication of Subscriber's order to purchase the Units and securities issuable upon conversion or exercise thereof and at the time of the Subscriber's execution of this Agreement, the Subscriber or persons acting on Subscriber's behalf in connection therewith were located outside the United States.

(i)    Subscriber is not a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the Securities Act).

(j)    Subscriber acknowledges that that Issuer shall refuse to instruct its transfer agent to register any transfer of any Units and securities issuable upon conversion or

(k)    exercise thereof not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(l)    Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Units and securities issuable upon conversion or exercise thereof or any use of the Agreements, including (i) the legal requirements within its jurisdiction for the purchase of such Units and securities issuable upon conversion or exercise thereof, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Units and securities issuable upon conversion or exercise thereof. The Subscriber's payment for, and the Subscriber's continued beneficial ownership of, Units and securities issuable upon conversion or exercise thereof will not violate any applicable laws of such Subscriber's jurisdiction.

(m)    The Subscriber understands and agrees that each certificate held by Subscriber representing Units and securities issuable upon conversion or exercise thereof, or any other securities issued in respect of Units and securities issuable upon conversion or exercise thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable state securities laws):

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION."

9.    Registration.

9.1.    Piggy-Back Registration. If at any time Issuer shall determine to register under the Securities Act, any shares of its capital stock pursuant to a registration statement (other than a registration relating solely to the sale of securities to participants in a company employee benefits plan), Issuer will (i) promptly give written notice to Subscriber of its intention to file such registration statement and (ii) at Issuer's expense (which shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent accountants for Issuer, and fees and expenses incident to compliance with state securities law, but shall not include fees and disbursements of counsel for Subscriber) include among the securities covered by the registration statement such portions of the Units and the securities issuable upon conversion on exercise thereof (the "Registrable Securities") then held by Subscriber as shall be specified in a written request to Issuer within thirty (30) days after the date on which Issuer gave the notice described in (i) above. Upon receipt of such written request (any

9.2.    shareholder requesting registration being individually called a "Selling Shareholder"), Issuer shall (i) use its reasonable best efforts to effect the registration, qualification or compliance of the Registrable Securities under the Securities Act and under any other applicable federal law and any applicable securities or blue sky laws of jurisdictions within the United States; (ii) furnish each Selling Shareholder such number of copies of the prospectus contained in the registration statement filed under the Securities Act (including preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Selling Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the registration statement; and (iii) notify each Selling Shareholders, at any time when a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) at the request of the Selling Shareholders prepare and furnish to the Selling Shareholders any reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to Subscribers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

9.3.    Registration of Underwritten Offering. If the offering of securities to be registered by Issuer is underwritten, each Selling shareholder shall sell the Registrable Securities to or through the underwriter(s) of the securities being registered for the account of Issuer or others upon the same terms applicable to Issuer or others, and if the managing underwriter(s) reasonably determine that all or any portion of the shares of Registrable Securities held by the Selling Shareholders should not be included in the registration statement, then notwithstanding anything to the contrary in this Section, the determination of such underwriter(s) shall be conclusive; provided, however, that if such underwriter(s) determine that some but not all of the Registrable Securities of the Selling Shareholders shall be included in the registration statement, the number of shares of Registrable Securities owned by each Selling Shareholder to be included in the registration statement will be proportionately reduced in accordance with the respective written requests given as provided above.

9.4.    Indemnification. In the event that Registrable Securities required pursuant to this Agreement are included in a registration statement under this Section 7, Issuer will indemnify and hold harmless each Selling Shareholder and each other person, if any, who controls such Selling shareholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement pursuant to which the Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by Issuer to file

9.5.    any amendment or supplement thereto that was required to be filed under the Securities Act, and will reimburse such Selling Shareholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, Issuer will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by or on behalf of any Selling Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

It shall be a condition precedent to the obligation of Issuer to take any action pursuant to this Section that Issuer shall have received an undertaking satisfactory to it from each Selling Shareholder to indemnify and hold harmless Issuer (in the same manner and to the same extent as set forth in this Section), each director of Issuer, each officer who shall sign such registration statement, and any persons who control Issuer within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, preliminary prospectus, or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by the indemnifying party specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

Promptly following receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above in this Section 7.3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

10.  Miscellaneous.

11.    Remedies Cumulative, and not Waived. (a) No right, power or remedy conferred upon any party shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise. (b) No course of dealing between the parties or the holder of any Units purchased pursuant to this Agreement, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 8.1 shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.

11.1.    Changes. Waivers. etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.2.    Notices. All communications hereunder shall be in writing and if sent to the Subscriber, shall be sufficient in all respects if personally delivered, sent by registered mail, or by telecopy and confirmed to the Subscriber at the address set forth on the Signature Page, or if sent to Issuer, shall be personally delivered, sent by registered mail, or by telecopy and confirmed to Issuer as follows:

Positron Corporation
1304 Langham Creek Drive, Suite 310
Houston, Texas 77084
Telephone: (281) 492-7100
Facsimile: (281) 492-2961

11.3.    Survival of Representations and Warranties, etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by Subscriber or on its behalf, and the sale and purchase of the Units. All statements contained in any certificate, instrument or other writing delivered by or on behalf of Issuer pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by Issuer hereunder and not by the individual officer who signed the certificate, instrument or writing by or on behalf of Issuer.

11.4.    Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the current holder or holders of any of the Units.

11.5.    Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

11.6.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

11.7.    Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.8.    Entire Agreement. This Assignment contains and constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings, if any, with respect thereto.

11.9.    Severability. In the event that any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

11.10.    Acceptance. Execution of this Agreement and tender of the payment for the Units above shall constitute an irrevocable offer which the Issuer may accept or reject; acceptance by the Issuer shall be evidenced by the Issuer's execution and delivery to such Subscriber of the Issuer's Acceptance on the signature of this Agreement.

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PLEASE SPECIFY THE TYPE OF OWNERSHIP FOR THE UNITS - CHECK ONE*

_______	Individual Ownership	_______	Partnership	_______	Joint Tenants with Right of Survivorship (both parties must sign)
_______	Corporation	_______	Trust or Pension Plan	_______	Community Property (Spouse's signature required)
_______	Tenants-in-common (both parties must sign)	_______	Individual Retirement Account	_______	Limited Liability Company

____________________

* Where the purchase is being made by an entity, a copy of Articles of Incorporation, Bylaws and Corporate Resolution, Partnership Agreement, Trust Agreement or LLC Agreement, as applicable, must be attached.

I have executed this Unit Subscription Agreement on ____________________, 2005, after receiving and carefully reading and reviewing the Memorandum and appendices thereto.

Subscription Amount $_______________

FOR INDIVIDUAL SUBSCRIBERS

Signature of Subscriber	Signature of Subscriber's Spouse (if applicable)

Printed Name of Subscriber	Printed Name of Subscriber's Spouse

Subscriber's Social Security No.	Social Security No. of Subscriber's Spouse

Principal Residence Address (not P.O. Box)	Mailing Address (if different)

City State Zip	City State Zip

FOR CORPORATE, PARTNERSHIP, TRUST OR LIMITED LIABILITY COMPANY SUBSCRIBERS

Print Name of Subscriber	Taxpayer ID of Subscriber

Signature of Person Authorized to Sign for Subscriber	Principal Office Address

Printed Name and Position of Person Authorized to Sign	City State Zip

ISSUER ACCEPTANCE

Positron Corporation, a Texas corporation, hereby accepts the foregoing Unit Subscription Agreement as of ________________, 2005.

POSITRON CORPORATION, a Texas corporation

By:
Name: Title:

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